UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Smith Micro Software, Inc.

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Vote by Internet • Go to www.envisionreports.com/SMSI • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Stockholder Meeting Notice IMPORTANT ANNUAL MEETING INFORMATION Important Notice Regarding the Availability of Proxy Materials for the Smith Micro Software, Inc. Stockholder Meeting to be Held on June 15, 2017 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and Annual Report are available at: When you go online to view materials, you can also vote your shares. Step 1: Go to www.envisionreports.com/SMSI to view the materials. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. www.envisionreports.com/SMSIEasy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before June 6, 2017 to facilitate timely delivery. 2NOT + 02LA9A

AMENDMENT NO. 1 TO PROXY STATEMENT – EXPLANATORY NOTE

This Amendment No. 1 to Schedule 14A is being filed to supplement and amend the definitive proxy statement of Smith Micro Software, Inc. (the “Company”) for the 2017 Annual Meeting of Stockholders and any adjournments or postponements of the meeting (the “Annual Meeting”), which was filed with the Securities and Exchange Commission on April 28, 2017, in order to include a proposal for an advisory (non-binding) vote on the frequency of the advisory vote to approve the compensation of our named executive officers (“Proposal No. 4”).  This Amendment No. 1 should be read in conjunction with the proxy statement, which should be read in its entirety. Defined terms used but not defined herein have the meanings set forth in the proxy statement. All other items of the proxy statement are incorporated herein by reference without changes.

IF YOU HAVE PREVIOUSLY CAST YOUR VOTE ON THE OTHER PROPOSALS DESCRIBED IN OUR NOTICE DATED APRIL 28, 2017 YOU WILL NEED TO SUBMIT THE ENCLOSED GREEN PROXY CARD AS YOUR INITIAL BALLOT WILL NOT BE COUNTED.

***

The Company’s definitive proxy statement for the Annual Meeting is supplemented and amended to include the following Proposal No. 4 as an additional item of business in its Notice of Annual Meeting of Stockholders to be held on June 15, 2017:

4.  “Say-On-Frequency” Proposal. An advisory vote on the frequency of holding future advisory votes to approve the compensation of our named executive officers (every 1, 2 or 3 years).

The item previously listed as the fourth item of business in the Notice of Annual Meeting (“Other Business”) shall be the fifth item of business.

On page 1 of the proxy statement, the section entitled “Voting” is supplemented to include the following paragraph:

“With respect to the approval, on an advisory basis, of the frequency of future advisory votes to approve the compensation of our named executive officers, the frequency (every 1, 2 or 3 years) that receives the most votes will be deemed to be the recommendation of the stockholders.  Abstentions and broker non-votes will have no effect on the proposal.

The form of the proxy card included in the Company’s definitive proxy statement for the 2017 Annual Meeting of Stockholders is amended in its entirety to include Proposal No. 4.

On page 10, immediately following “Proposal 3”, a new proposal is inserted as follows:

PROPOSAL 4
ADVISORY VOTE ON THE FREQUENCY OF FUTURE
ADVISORY VOTES ON EXECUTIVE COMPENSATION

The Exchange Act enables our stockholders to indicate how frequently we should seek future advisory votes on the compensation of our named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, such as Proposal 2 included in this proxy statement. By voting on this Proposal 4, stockholders may indicate whether they would prefer that future advisory votes on named executive officer compensation be conducted once every one, two, or three years.

Recommendation

After careful consideration of this Proposal, our Board of Directors has determined that an advisory vote on executive compensation that occurs every year is the most appropriate alternative for the Company, and, therefore, our Board of Directors recommends that you vote for a one-year interval for the advisory vote on executive compensation.

In formulating its recommendation, our Board of Directors considered the following points:

•

An annual vote will foster strong communication from our stockholders to the Board and the Compensation Committee, which is responsible for setting executive compensation and offers a strong mechanism for stockholders to provide ongoing input on how the company compensates its named executive officers.

•

An annual vote will continue to provide valuable feedback on executive compensation and makes the most sense for the company because the Compensation Committee evaluates and determines the compensation of our named executive officers on an annual basis (as described in detail in the Compensation Discussion and Analysis).

•	The Board believes an advisory vote on an annual basis will provide an effective way to obtain information on shareholder sentiment about our executive compensation program.

You may cast your vote on your preferred voting frequency by choosing the option of one year, two years, three years, or abstain from voting when you vote.

Board Recommendation and Required Vote

Our board of directors unanimously recommends ONE YEAR as the frequency with which stockholders are provided an advisory and non-binding vote to approve executive compensation. Assuming the presence of a quorum, the option receiving the greatest number of votes cast (i.e., every year, every two years or every three years) will be considered the frequency selected by stockholders.  Abstentions and broker non-votes will have no effect on the proposal. Unless authority to do so is withheld, the proxy holders named in the proxy card will vote the shares represented thereby for a vote every year as the frequency with which stockholders are provided an advisory and non-binding vote.

Because your vote is advisory, it will be considered by the board of directors when it sets the frequency of the Company’s “say on pay” vote regarding named executive compensation, but will not be binding upon the Company or our board of directors. The Company’s current frequency of “say on pay” votes is every year.

The Board of Directors unanimously recommends a vote for ONE YEAR as the frequency with which stockholders are provided future advisory votes on the compensation of our named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission.